UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2023

New Asia Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55410	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Tras Street #01-03, Singapore	079019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-6820-8885

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 4, 2023, New Asia Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Original 8-K”) to disclose that MaloneBailey, LLP (“MaloneBailey”), the Company’s independent registered public accounting firm, notified the Company that it will not stand for re-appointment as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. Prior to filing the Original 8-K, the Company provided MaloneBailey with a copy of the disclosure contained in the Original 8-K, prior to its filing, and requested that MaloneBailey furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements therein and, if not, stating the respects in which it did not agree (the “Auditor Letter”). As of August 4, 2023, the date on which the Original 8-K was filed, the Company had not yet received the Auditor Letter from MaloneBailey.

On August 8, 2023, MaloneBailey furnished the Company with its Auditor Letter. The Company is filing this Amendment No. 1 to the Original 8-K solely to provide the Auditor Letter as an exhibit to this filing.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 3, 2023, MaloneBailey, LLP (“MaloneBailey”), the independent registered public accounting firm of New Asia Holdings, Inc. (the “Company”), notified the Company that it will not stand for re-appointment as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023.

MaloneBailey’s reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern. Furthermore, during the fiscal years ended December 31, 2022 and 2021 and through July 3, 2023, there have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2022 and 2021 and through July 3, 2023, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that MaloneBailey furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. MaloneBailey furnished the letter to the Company on August 8, 2023. MaloneBailey’s letter is attached hereto as Exhibit 16.1.

As of August 4, 2023, the Company has not yet selected a replacement independent registered public accounting firm. Once a new independent registered public accounting firm has been selected, the Company will announce the appointment by filing a Current Report on Form 8-K with the Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated August 8, 2023, from MaloneBailey, LLP to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Asia Holdings, Inc.

Date: August 9, 2023	By:	/s/ Lin Kok Peng
Lin Kok Peng
Chief Executive Officer